Exhibit 99.1

Horizon Aircraft Provides Business Update and
First Quarter of Fiscal 2026 Results

Toronto, Canada, October 10, 2025 – New Horizon Aircraft Ltd. (NASDAQ: HOVR), doing business as Horizon Aircraft (“Horizon Aircraft” or the “Company”), an advanced aerospace engineering company and developer of one the world’s first hybrid eVTOL (electric Vertical Take-Off and Landing) aircraft, is pleased to announce its first quarter fiscal 2026 results for the three months ended August 31, 2025.

Highlights include the following:

●	A full-scale hybrid eVTOL, the Cavorite X7 eVTOL aircraft, is being built after successful completion of a fan-in-wing forward transition flight of Horizon Aircraft’s large-scale prototype in May 2025. The full-scale prototype is intended to be ready for initial testing in 18 months;

●	Additional technical milestones for the full-scale prototype were achieved in Q1 2026, including the completion of platform level architecture and main wing propulsion units that power the patented HOVR Wing technology have been fabricated and are undergoing active testing;

●	Horizon Aircraft continues to have strong liquidity, with more than 18 months of working capital with:

o	Streamlined operations to reduce administrative costs relative to total costs;

o	Capital strategically allocated to strengthen engineering resources; and

o	Access to substantial and ongoing non-dilutive government funding.

●	Additional world-class talent was added to the Company.

Brandon Robinson, CEO of Horizon Aircraft commented, “After our successful transition flight in May 2025, we made further progress in the first quarter of fiscal 2026 that has us well prepared to reach our target of having the full-scale aircraft be ready for testing in 18 months. In the second quarter of fiscal 2026, we are largely focused on the development of full-scale power and aerodynamic systems, key technical partnerships, and supply chain expansion.”

Brian Merker, CFO of Horizon Aircraft added, “With added resources from favorable funding efforts in 2025, we believe we have sufficient capital to ready our full-scale prototype for testing in 18 months.”

About Horizon Aircraft

Horizon Aircraft (NASDAQ: HOVR) is an advanced aerospace engineering company that is developing one of the world’s first hybrid eVTOL designed to fly most of its mission exactly like a normal aircraft while offering industry-leading speed, range, and operational utility. Horizon Aircraft’s unique designs put the mission first and prioritize safety, performance, and utility. Horizon Aircraft intends to successfully complete testing and certification of its Cavorite X7 eVTOL and then scale unit production to meet expected demand from regional operators, emergency service providers, and military customers.

For further information, visit:

Website www.horizonaircraft.com

LinkedIn https://www.linkedin.com/company/horizon-aircraft-inc

On behalf of New Horizon Aircraft Ltd.

Brandon Robinson
Co-Founder and CEO

For further information, contact:

Investors:

Matt Chesler, CFA

FNK IR LLC

(646) 809-2183

HOVR@fnkir.com

Media:

Edwina Frawley-Gangahar

EFG Media Relations

+44 7580 174672
edwina@efgmediarelations.com

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “target,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements herein include, but are not limited to, statements relating to the targeted readiness of the full-scale hybrid Cavorite X7 eVTOL prototype for initial testing, development priorities and technical milestones; funding and liquidity sufficiency and runway; certification and testing plans; and potential production, partnership, supply chain and market opportunities.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) changes in the markets in which Horizon Aircraft competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that Horizon Aircraft will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (iv) statements regarding Horizon Aircraft’s industry and market size; (v) financial condition and performance of Horizon Aircraft, including the condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Horizon Aircraft; (vi) Horizon Aircraft’s ability to develop, certify, and manufacture an aircraft that meets its performance expectations; (vii) successful completion of testing and certification of Horizon Aircraft’s Cavorite X7 eVTOL; (viii) the targeted future production of Horizon Aircraft’s Cavorite X7 aircraft; and (ix) other factors detailed by us in the Company’s public filings with the Securities and Exchange Commission (“SEC”) and under the Company’s profile on sedarplus.ca, including the disclosures under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2025, filed with the SEC and filed under the Company’s profile on sedarplus.ca on August 22, 2025. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made.

Readers are cautioned not to put undue reliance on forward-looking statements, and while the Company may elect to update these forward-looking statements at some point in the future, it assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by applicable law. Horizon Aircraft does not give any assurance that Horizon Aircraft will achieve its expectations.

3